Business Acquisitions	6 Months Ended
Jun. 30, 2017
Business Combinations [Abstract]
Business Acquisitions
BUSINESS ACQUISITIONS

2017

Pending Acquisition of an Interest in Waneta Dam
In May 2017 Fortis entered into an agreement with Teck Resources Limited (“Teck”) to acquire a two-thirds ownership interest in the Waneta Dam and related transmission assets in British Columbia for a purchase price of $1.2 billion (the “Waneta Acquisition”), subject to certain adjustments. The Waneta Acquisition will be funded by a combination of cash on hand, debt and equity. The Waneta Dam is a renewable energy facility that is currently operated and maintained by FortisBC Inc. Under the purchase agreement, Teck Metals Ltd. will be granted a 20-year lease, with an option to extend for a further 10 years, to use the two-thirds interest in the Waneta Dam to produce power for its industrial operations in Trail, British Columbia. BC Hydro, the owner of the remaining one-third ownership interest in the Waneta Dam, has a right of first offer. Closing of the Waneta Acquisition will also be subject to certain customary conditions, including receipt of certain approvals and consents from Canadian and U.S. governmental authorities. Provided BC Hydro does not exercise its right to purchase Teck’s two-thirds interest in the Waneta Dam, the transaction is expected to close in the fourth quarter of 2017.

2016

ITC
On October 14, 2016, Fortis and GIC acquired all of the outstanding common shares of ITC for an aggregate purchase price of approximately US$11.8 billion ($15.7 billion) on closing, including approximately US$4.8 billion ($6.3 billion) of ITC consolidated indebtedness. ITC is now a subsidiary of Fortis, with an affiliate of GIC owning a 19.9% minority interest in ITC.

Under the terms of the transaction, ITC shareholders received US$22.57 in cash and 0.7520 of a Fortis common share per ITC share, representing total consideration of approximately US$7.0 billion ($9.4 billion). The net cash consideration totalled approximately US$3.5 billion ($4.7 billion) and was financed using: (i) net proceeds from the issuance of US$2.0 billion unsecured notes in October 2016; (ii) net proceeds from GIC’s US$1.228 billion minority investment, which includes a shareholder note of US$199 million; and (iii) drawings of approximately US$404 million ($535 million) under the Corporation’s non-revolving term senior unsecured equity bridge credit facility. On October 14, 2016, approximately 114.4 million common shares of Fortis were issued to shareholders of ITC, representing share consideration of approximately US$3.5 billion ($4.7 billion), based on the closing price for Fortis common shares of $40.96 and the closing foreign exchange rate of US$1.00=CAD$1.32 on October 13, 2016. The financing of the acquisition was structured to allow Fortis to maintain investment-grade credit ratings.

The following table summarizes the preliminary allocation of the purchase consideration to the assets and liabilities acquired as at October 14, 2016 based on their fair values, using an exchange rate of US$1.00=CAD$1.32. The purchase price allocation remains preliminary pending final assessment of fair value estimates, income taxes, consideration transferred, and identification of assets and liabilities.

($ millions)	Total

Share consideration	4,684
Cash consideration	4,658
Total consideration	9,342

Purchase consideration for 80.1% of ITC common shares	7,721
19.9% minority shareholder investment and shareholder note	1,621
9,342

Fair value assigned to net assets:
Current assets	319
Long-term regulatory assets	319
Capital assets, net	8,345
Intangible assets, net	392
Other long-term assets	71
Current liabilities	(625)
Assumed short-term borrowings	(311)
Assumed long-term debt (including current portion)	(5,989)
Long-term regulatory liabilities	(327)
Deferred income taxes	(926)
Other long-term liabilities	(166)
1,102
Cash and cash equivalents	134
Fair value of net assets acquired	1,236
Goodwill	8,106

The acquisition has been accounted for using the acquisition method, whereby financial results of the business acquired have been consolidated in the financial statements of Fortis commencing on October 14, 2016.

Acquisition-related transaction costs totalled approximately $118 million ($90 million after tax) in 2016. Acquisition-related transaction costs included: (i) investment banking, legal, consulting and other fees totalling approximately $79 million ($62 million after tax) in 2016, which were included in operating expenses; and (ii) fees associated with the Corporation’s acquisition credit facilities and deal-contingent interest rate swap contracts totalling approximately $39 million ($28 million after tax) in 2016, which were included in finance charges. From the date of acquisition, ITC also recognized US$21 million ($27 million) in after-tax expenses associated with the accelerated vesting of the Company’s stock-based compensation awards as a result of the acquisition, of which the Corporation’s share was US$17 million ($22 million).

Supplemental Pro Forma Data
The unaudited pro forma financial information below gives effect to the acquisition of ITC as if the transaction had occurred at the beginning of 2016. This pro forma data is presented for information purposes only, and does not necessarily represent the results that would have occurred had the acquisition taken place at the beginning of 2016, nor is it necessarily indicative of the results that may be expected in future periods.

($ millions)	2016
Pro forma revenue	7,995
Pro forma net earnings attributable to common equity shareholders (1)	919

(1)
Pro forma net earnings attributable to common equity shareholders exclude all after-tax acquisition-related transaction costs incurred by ITC and the Corporation. A pro forma adjustment has been made to net earnings for the 12 months ended December 31, 2016 to reflect the Corporation’s after‑tax financing costs associated with the acquisition.

AITKEN CREEK
On April 1, 2016, Fortis acquired Aitken Creek Gas Storage ULC from Chevron Canada Properties Ltd. for approximately $349 million (US$266 million), plus the cost of working gas inventory. The net cash purchase price was initially financed through US dollar-denominated borrowings under the Corporation’s committed revolving credit facility. In December 2015 the Corporation paid a deposit of $38 million (US$29 million) as part of the purchase consideration for the transaction (Note 13).

The allocation of purchase consideration to the assets and liabilities acquired as at April 1, 2016, based on their fair values, resulted in the recognition of approximately $27 million in goodwill, which is associated with deferred income tax liabilities. The acquisition has been accounted for using the acquisition method, whereby financial results of the business acquired have been consolidated in the financial statements of Fortis commencing on April 1, 2016. The purchase price allocation was finalized during the first quarter of 2017.